UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : September 26, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-06                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 26, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  September 28, 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders September 26, 2005



Exhibit 99.1
Statement to Certificateholders September 26, 2005



                      Centex Home Equity Loan Trust 2005-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 September 26, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED      DEFERRED       PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1      102,250,000.00      65,423,914.26   7,918,012.60     201,723.74    8,119,736.34    0.00      0.00       57,505,901.66
AF2       16,390,000.00      16,390,000.00           0.00      53,267.50       53,267.50    0.00      0.00       16,390,000.00
AF3       26,710,000.00      26,710,000.00           0.00      92,149.50       92,149.50    0.00      0.00       26,710,000.00
AF4       32,930,000.00      32,930,000.00           0.00     129,524.67      129,524.67    0.00      0.00       32,930,000.00
AF5       45,320,000.00      45,320,000.00           0.00     199,408.00      199,408.00    0.00      0.00       45,320,000.00
AF6       24,850,000.00      24,850,000.00           0.00      97,122.08       97,122.08    0.00      0.00       24,850,000.00
AV1      334,180,000.00     200,349,462.93  34,166,355.59     669,835.04   34,836,190.63    0.00      0.00      166,183,107.34
AV2      154,520,000.00     154,520,000.00           0.00     527,599.96      527,599.96    0.00      0.00      154,520,000.00
AV3        9,780,000.00       9,780,000.00           0.00      34,610.33       34,610.33    0.00      0.00        9,780,000.00
M1        41,160,000.00      41,160,000.00           0.00     150,782.80      150,782.80    0.00      0.00       41,160,000.00
M2        37,000,000.00      37,000,000.00           0.00     136,201.11      136,201.11    0.00      0.00       37,000,000.00
M3        20,350,000.00      20,350,000.00           0.00      75,815.06       75,815.06    0.00      0.00       20,350,000.00
M4        18,030,000.00      18,030,000.00           0.00      71,178.43       71,178.43    0.00      0.00       18,030,000.00
M5        17,570,000.00      17,570,000.00           0.00      69,830.99       69,830.99    0.00      0.00       17,570,000.00
M6        16,650,000.00      16,650,000.00           0.00      67,654.50       67,654.50    0.00      0.00       16,650,000.00
M7        14,330,000.00      14,330,000.00           0.00      64,851.21       64,851.21    0.00      0.00       14,330,000.00
B         12,970,000.00      12,970,000.00           0.00      59,849.34       59,849.34    0.00      0.00       12,970,000.00
R                  0.00               0.00           0.00           0.00            0.00    0.00      0.00                0.00
TOTALS   924,990,000.00     754,333,377.19  42,084,368.19   2,701,404.26   44,785,772.45    0.00      0.00      712,249,009.00

XIO                0.00     772,756,498.90           0.00          28.39           28.39     0.00     0.00      732,567,617.65
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          CURRENT
                       BEGINNING                                                               ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST            TOTAL          PRINCIPAL       CLASS        RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314LY4       639.84268225     77.43777604     1.97284831      79.41062435      562.40490621     AF1       3.700000 %
AF2      152314LZ1     1,000.00000000      0.00000000     3.25000000       3.25000000    1,000.00000000     AF2       3.900000 %
AF3      152314MA5     1,000.00000000      0.00000000     3.45000000       3.45000000    1,000.00000000     AF3       4.140000 %
AF4      152314MB3     1,000.00000000      0.00000000     3.93333343       3.93333343    1,000.00000000     AF4       4.720000 %
AF5      152314MC1     1,000.00000000      0.00000000     4.40000000       4.40000000    1,000.00000000     AF5       5.280000 %
AF6      152314MD9     1,000.00000000      0.00000000     3.90833320       3.90833320    1,000.00000000     AF6       4.690000 %
AV1      152314ME7       599.52559378    102.23937875     2.00441391     104.24379266      497.28621503     AV1       3.761250 %
AV2      152314MF4     1,000.00000000      0.00000000     3.41444447       3.41444447    1,000.00000000     AV2       3.841250 %
AV3      152314MG2     1,000.00000000      0.00000000     3.53888855       3.53888855    1,000.00000000     AV3       3.981250 %
M1       152314MH0     1,000.00000000      0.00000000     3.66333333       3.66333333    1,000.00000000     M1        4.121250 %
M2       152314MJ6     1,000.00000000      0.00000000     3.68111108       3.68111108    1,000.00000000     M2        4.141250 %
M3       152314MK3     1,000.00000000      0.00000000     3.72555577       3.72555577    1,000.00000000     M3        4.191250 %
M4       152314ML1     1,000.00000000      0.00000000     3.94777759       3.94777759    1,000.00000000     M4        4.441250 %
M5       152314MM9     1,000.00000000      0.00000000     3.97444451       3.97444451    1,000.00000000     M5        4.471250 %
M6       152314MN7     1,000.00000000      0.00000000     4.06333333       4.06333333    1,000.00000000     M6        4.571250 %
M7       152314MP2     1,000.00000000      0.00000000     4.52555548       4.52555548    1,000.00000000     M7        5.091250 %
B        152314MQ0     1,000.00000000      0.00000000     4.61444410       4.61444410    1,000.00000000     B         5.191250 %
TOTALS                   815.50435917     45.49710612     2.92046861      48.41757473      770.00725305
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                   Lauren M. Grunley
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931

               --------------------------------------------------

Sec. 7.09(ii)            Distributions Allocable to Principal

                         Group I
                         Scheduled Monthly Payments                                                                251,577.28
                         Curtailments                                                                               40,469.01
                         Prepayments in Full                                                                     7,269,337.71
                         Loans Repurchased by Seller                                                                     0.00
                         Substitution Amounts                                                                            0.00
                         Net Liquidation Proceeds                                                                        0.00

                         Group II
                         Scheduled Monthly Payments                                                                391,040.70
                         Curtailments                                                                            1,133,414.45
                         Prepayments in Full                                                                    31,103,042.10
                         Loans Repurchased by Seller                                                                     0.00
                         Substitution Amounts                                                                            0.00
                         Net Liquidation Proceeds                                                                        0.00

                         Subordination Increase Amount                                                           1,895,486.94
                         Excess Overcollateralization Amount                                                             0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                                                      0.00
                         Class AF-2                                                                                      0.00
                         Class AF-3                                                                                      0.00
                         Class AF-4                                                                                      0.00
                         Class AF-5                                                                                      0.00
                         Class AF-6                                                                                      0.00
                         Class AV-1                                                                                      0.00
                         Class AV-2                                                                                      0.00
                         Class AV-3                                                                                      0.00
                         Class M-1                                                                                       0.00
                         Class M-2                                                                                       0.00
                         Class M-3                                                                                       0.00
                         Class M-4                                                                                       0.00
                         Class M-5                                                                                       0.00
                         Class M-6                                                                                       0.00
                         Class M-7                                                                                       0.00
                         Class B                                                                                         0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                                       0.00
                         Class M-2                                                                                       0.00
                         Class M-3                                                                                       0.00
                         Class M-4                                                                                       0.00
                         Class M-5                                                                                       0.00
                         Class M-6                                                                                       0.00
                         Class M-7                                                                                       0.00
                         Class B                                                                                         0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                              215,684,532.44
                         Group I Ending Aggregate Loan Balance                                                 208,123,148.44

                         Group II Beginning Aggregate Loan Balance                                             557,071,966.46
                         Group II Ending Aggregate Loan Balance                                                524,444,469.21

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                     20,318,608.65
                         Total Required Overcollateralization Amount                                            31,912,797.91

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                     7.9220 %
                         Group II                                                                                    6.8350 %

Sec. 7.09(xii)           Monthly Remittance Amount
                         Group I                                                                                 8,985,769.28
                         Group II                                                                               35,801,003.17

Sec. 7.09(xiii)          Weighted Average Gross Margin
                         Group II Loans                                                                              6.8881 %

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                                   664,132.97
                         Group II                                                                                  825,998.89

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                                 7,561,384.00
                         Group II                                                                               32,627,497.25

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00
                         Subordinate                                                                                     0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                         0.00
                         Group II                                                                                        0.00
                         Subordinate                                                                                     0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                           7.92 %
                         Group II Net WAC Cap                                                                          6.41 %
                         Subordinate Net WAC Cap                                                                       6.43 %

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                                       0.00
                         Class M-2                                                                                       0.00
                         Class M-3                                                                                       0.00
                         Class M-4                                                                                       0.00
                         Class M-5                                                                                       0.00
                         Class M-4                                                                                       0.00
                         Class M-5                                                                                       0.00
                         Class B                                                                                         0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred
Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                Group 1
                                                                                          Principal
                                               Category               Number               Balance               Percentage
                                               1 Month                         76            5,754,354.51                  2.76 %
                                               2 Month                         15              932,749.23                  0.45 %
                                               3 Month                          6              577,864.96                  0.28 %
                                               Total                       97                7,264,968.70                  3.49 %
                                                Group 2
                                                                                          Principal
                                               Category               Number               Balance               Percentage
                                               1 Month                        172           19,652,557.04                  3.75 %
                                               2 Month                         40            4,958,193.14                  0.95 %
                                               3 Month                         24            3,006,428.38                  0.57 %
                                                Total                         236           27,617,178.56                  5.27 %
                                                Group Totals
                                                                                          Principal
                                               Category               Number               Balance               Percentage
                                               1 Month                        248           25,406,911.55                  3.47 %
                                               2 Month                         55            5,890,942.37                  0.80 %
                                               3 Month                         30            3,584,293.34                  0.49 %
                                                Total                         333           34,882,147.26                  4.76 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                         27             1,955,709.53                 0.94 %

                                                Group 2
                                                                      Principal
                                                Number                Balance               Percentage
                                                         54             6,484,424.57                 1.24 %
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                         81             8,440,134.10                 1.15 %

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                         18             1,491,424.12                 0.72 %
                                                Group 2
                                                                      Principal
                                                Number                Balance               Percentage
                                                         39             4,372,684.48                 0.83 %
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                         57             5,864,108.60                 0.80 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                             10.00
                         Balance of Balloon Loans                                                                       551,497.98

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans


                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                          3               244,715.16                 0.12 %
                                                Group 2
                                                                      Principal
                                                Number                Balance               Percentage
                                                          8               923,652.00                 0.18 %
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                         11             1,168,367.16                 0.16 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                        273,953.81
                         Group II                                                                                       998,168.08

Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                                              0.00
                         Cumulative Realized Losses                                                                           0.00
                         Group II:
                         Monthly Realized Losses                                                                              0.00
                         Cumulative Realized Losses                                                                          20.97

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                              0.00
                         Group II                                                                                             0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                                 2.1102 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                                         0.00 %
                         Cumulative Realized Losses Since Cut-Off Date                                                       20.97
                         Aggregate Loan Balance as of the Cut-Off Date                                              925,008,634.98

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                                          NO

                         1-Month LIBOR for Current Distribution Date                                                     3.64125 %

Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.